P R O S P E C T U S	January 31, 2012 (as supplemented on September 5, 2012)

Provident Trust Strategy Fund
(Ticker Symbol: PROVX )

__________________

Provident Trust Strategy Fund (the “Fund”) is a non-diversified, no-load mutual fund seeking long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Provident Trust Strategy Fund	1- 855-739-9950
N16 W23217 Stone Ridge Drive, Suite 310	www.provtrust.com
Waukesha, Wisconsin 53188

SUMMARY SECTION

Investment Objective:  Provident Trust Strategy Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.98%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of multi- capitalization growth stocks. The Fund is a non-diversified core growth equity fund seeking to exceed domestic stock market index returns (the S&P 500) over investment cycles (in the portfolio managers’ view, an investment cycle lasts for 5-7 years and includes both a 30% advance and a 20% decline in the stock market). The Fund can flexibly allocate assets to moderate volatility, and selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios. The Fund’s portfolio managers generally prefer to invest in large capitalization and medium capitalization stocks (namely, companies with at least $2 billion in market capitalization) but may also invest a portion of the portfolio in small capitalization stocks. When selecting individual stock investments, the Fund’s portfolio managers take a “bottom-up” investment approach, meaning that they select investments based on their assessment of whether an individual company has the potential for above average growth.

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The portfolio managers employ a sell discipline pursuant to which they will:

•	Reduce or sell an entire position when it reaches the portfolio managers’ target price,
•	Sell or reduce a position as part of their asset allocation process, or
•	Sell an entire position when fundamentals are deteriorating.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals:
•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk: The Fund may allocate its investments among various asset classes. The Fund's performance will be affected by its portfolio managers’ ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk:   Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these may underperform.

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•
Credit Risk: The issuers of bonds and other debt securities may not be able to make interest or principal payments. Issuers may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

•
Interest Rate Risk:  Debt securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. So, when interest rates rise, the prices of bonds and other debt securities generally fall. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of interest rate increases that have caused significant declines in bond prices.

•
Prepayment Risk:  The issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making a security more sensitive to interest rate changes.

•
Market Timing Risk: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.  The Fund's Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”).  For additional information on this index, please see “Index Description” in the Prospectus.  Prior to August 31, 2012, Provident Trust Company (the “Adviser”), the Fund’s investment adviser, served as sub-adviser to the Fund and another investment adviser served as the adviser to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.provtrust.com or by calling 1-855-739-9950.

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Provident Trust Strategy Fund
(Annual total return as of 12/31)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 13.41% (quarter ended September 30, 2009) and the lowest total return for a quarter was -14.74% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2011)	One Year	5 Years	10 Years
Provident Trust Strategy Fund
Return before taxes	-3.65%	2.35%	5.66%
Return after taxes on distributions	-3.66%	2.30%	5.03%
Return after taxes on distributions and sale of Fund shares	-2.35%	2.00%	4.70%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Investment Adviser: Provident Trust Company is the investment adviser for the Fund.

Portfolio Managers:  J. Scott Harkness, CFA, is the Portfolio Manager of the Fund.  Mr. Harkness has been employed by the Adviser since 1999 and currently serves as its Chairman and Chief Executive Officer.  Michael A. Schelble, CFA, is the Assistant Portfolio Manager of the Fund.  Mr. Schelble has been employed by the Adviser since 1999 and currently serves as its President and Chief Operating Officer.

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Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open. You may purchase and redeem Fund shares through the mail (Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-739-9950, or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND STRATEGIES

Principal Investment Strategies: The Fund seeks long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors could lose money.

The Fund’s portfolio managers take a “focused” approach to investing.  By “focused” we mean investing in a limited number of stocks.  Usually the Fund will hold stocks of less than 25 companies.

The portfolio managers employ a sell discipline pursuant to which they will:

•	Reduce or sell an entire position when it reaches the portfolio managers’ target price,
•	Sell or reduce a position as part of their asset allocation process, or
•	Sell an entire position when fundamentals are deteriorating.

In reviewing companies, the Adviser applies the characteristics identified previously on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:
•	The security has achieved its value potential.
•	Such sale is necessary for portfolio diversification.
•	Changing fundamentals signal a deteriorating value potential.
•	Other securities have a better value potential.

The Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets.

Non-Principal Investment Strategies: The Fund, in response to adverse market, economic, political or other conditions, may take a temporary defensive position.  This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and/or high quality investment grade bonds.  The Fund will not be able to achieve its investment objective of long-term growth of capital to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund’s bond investments may hinder its ability to create long-term growth of capital.  Both the money market and bond investments may help the Fund outperform the stock market during market downturns.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Provident Trust Company is the Fund’s investment adviser.  The Adviser’s address is:

N16 W23217 Stone Ridge Drive
Suite 310
Waukesha, Wisconsin 53188

At a special meeting held on August 24, 2012, the Fund’s shareholders approved the Adviser to serve as investment adviser to the Fund (the Adviser previously served as sole sub-adviser to the Fund).

The Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million).  For the most recent fiscal year, the aggregate advisory fee paid to the prior investment adviser was equal to 0.66% of the Fund’s average net assets.

The Adviser has complete discretion to purchase and sell portfolio securities for the Fund within the Fund’s investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser.

Provident Trust Company, or its immediate predecessor, has managed equity and fixed income portfolios for individual and institutional clients since January, 1999.  Since that time, J. Scott Harkness, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its Chairman and Chief Executive Officer and Michael A. Schelble, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its President and Chief Operating Officer.

Mr. Harkness is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Schelble acts as Assistant Portfolio Manager of the Fund.  In this capacity, Mr. Schelble assists the Portfolio Manager with the management of the Fund, but generally does not execute any independent investment decisions and does not have final responsibility for determining the securities to be purchased or sold on behalf of the Fund.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

A discussion regarding the basis for the Board of Directors approving the initial investment advisory agreement with the Adviser will be available in the Fund’s annual report to shareholders for the period ended September 30, 2012.

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THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

A purchase or redemption order is in “good order” when the Fund or your servicing agent receives properly completed and signed documents.  Servicing agents are responsible for timely transmitting any purchase or redemption orders they receive to the Fund.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.	New accounts
•	All Accounts $1,000
b.	Existing accounts
•	Dividend reinvestmentNo Minimum
•	Automatic Investment Plan $ 50
•	Telephone Purchase $1,000
•	All other accounts $ 100
____________
*  Servicing Agents may impose different minimums.

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3.
Complete the Purchase Application, available on our website (www.provtrust.com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call U.S. Bancorp Fund Services, LLC (“USBFS”) at 1-855-739-9950.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

Please contact the transfer agent at 1-855-739-9950 if you need additional assistance when completing your application .

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “Provident Trust Strategy Fund.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment. USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

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6.	You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-855-739-9950 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-855-739-9950 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire Information:
You should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to:
Provident Trust Strategy Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:
•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

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•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.
•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.
•
Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase options may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  The telephone purchase option will automatically be established on your account unless declined on the original account application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-855-739-9950.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you previously declined this option and would like to add it at a later date, you may write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Applications for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:
•	Traditional IRA
•	Roth IRA
•	Coverdell Education Savings Account
•	SEP-IRA
•	Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-855-739-9950.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-855-739-9950.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.

No telephone redemptions will be allowed within 30 days of an address change.

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-855-739-9950.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:
•	account number(s)
•	the amount of money or number of shares being redeemed
•	the name(s) on the account
•	daytime phone number

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•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-855-739-9950 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:
•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.
•	If a change of address was received by USBFS within the last 30 days.
•	If ownership on your account is being changed.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program ("SVP") member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.	Send the letter of instruction to:
BY FIRST CLASS MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

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How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2.	Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call USBFS at 1-855-739-9950.  Please do not call the Fund or the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:
•
USBFS receives your written request in good order with all required information and documents as necessary. Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•	USBFS receives your authorized telephone request in good order with all required information.
•
If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

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Payment of Redemption Proceeds

•	USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.
•
If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

•	USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.
•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:
•	The redemption may result in a taxable gain.
•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act of 1940, as amended, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

•	Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.
•
Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

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•
If your account balance falls below $500 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.
•	Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.
•	Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.
•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-855-739-9950.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions generally will consist primarily of long-term capital gains.

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As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

INDEX DESCRIPTION

Standard and Poor’s 500 Index

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the NYSE.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (namely, its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.  A direct investment in an index is not possible.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.49	$7.36	$7.19	$8.13	$7.46
Income from investment operations:
Net investment income (loss)	(0.00)*	0.01	(0.00)	0.05	0.09
Net realized and unrealized
gains (losses) on investments	(0.28)	0.58	0.20	(0.91)	0.95
Total from investment operations	(0.28)	0.59	0.20	(0.86)	1.04
Less distributions:
Distributions from net investment income	—	(0.01)	(0.03)	(0.08)	(0.07)
Distributions from net realized gains	—	—	—	—	(0.30)
Total from distributions	—	(0.01)	(0.03)	(0.08)	(0.37)
Net asset value, end of year	$7.66	$7.94	$7.36	$7.19	$8.13

TOTAL RETURN	(3.53%)	8.04%	2.87%	(10.69%)	14.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	128,482	115,761	99,866	56,498	60,254
Ratio of expenses (after reimbursement)
to average net assets (a)	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss)
to average net assets (b)	(0.01%)	0.07%	(0.04%)	0.67%	1.17%
Portfolio turnover rate	28%	51%	47%	78%	52%

*	Amount less than $0.005 per share.

(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008 and 2007, the ratios would have been 1.07%, 1.17%, 1.20% and 1.23%, respectively.

( b)	If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008 and 2007, the ratios would have been 0.00%, (0.21)%, 0.47% and 0.94%, respectively.

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Not part of the Prospectus

PROVIDENT MUTUAL FUNDS
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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To learn more about the Fund, you may want to read the Fund’s SAI which contains additional information.  The Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-855-739-9950 or by visiting the Fund’s website www.provtrust.com.

Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.

Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188
1-855-739-9950
www.provtrust.com

The general public can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to Provident Mutual Funds, Inc.’s Investment Company Act File No. 811-04722 when seeking information about the Fund from the SEC.
P R O S P E C T U S January 31, 2012 (as supplemented on September 5, 2012) Provident Trust Strategy Fund (Ticker Symbol: PROVX) A NO-LOAD MUTUAL FUND

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Provident Mutual Funds, Inc.

Provident Trust Strategy Fund

Supplement Dated September 5, 2012
to the Statement of Additional Information (“SAI”) dated January 31, 2012, as supplemented on June 18, 2012
______________________________________________________________________________________

     Effective August 31, 2012, following a special meeting of shareholders held on August 24, 2012, shareholders of the Fund approved a new investment adviser to the Fund, approved new directors to the Fund’s Board of Directors, approved changes to the Fund’s fundamental investment limitations and approved an amendment to the Corporation’s articles of incorporation.  At a meeting held on September 4, 2012, the Fund’s Board of Directors approved a new registered public accounting firm, a new distributor and a change in a non-fundamental investment limitation.

     Accordingly, please note the following changes to the SAI:

1.           The name of the FMI Provident Trust Strategy Fund was changed to the Provident Trust Strategy Fund (the “Fund”) and the name of the corporation was changed from FMI Mutual Funds, Inc. to Provident Mutual Funds, Inc. (the “Corporation”).  Please note that this is a change from our original proposal to name the corporation Provident Trust Mutual Funds, Inc.

2.           Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188  (“Provident”), which previously served as sole sub-adviser to the Fund, now serves as the adviser to the Fund.   The terms of Provident’s new investment advisory agreement with the Fund are substantially similar to those of the prior investment advisory agreement, except for the name of the investment adviser, the date of effectiveness and initial term.   All references to Fiduciary Management, Inc. serving as the Fund’s investment adviser and Provident serving as the Fund’s sub-adviser under a sub-advisory agreement are hereby deleted.

3.           The section entitled “Investment Restrictions” is revised and restated in its entirety as shown below:
The Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

2. The Fund will not make loans, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

1

3. The Fund will not make investments for the purpose of exercising control or management of any company.

4. The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.

5. The Fund will not concentrate 25% or more of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).

7. The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

8. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prevent the Fund from (i) purchasing or selling futures contracts, options and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

9. The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

1.           The Fund will not purchase securities of other investment companies, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

2

2.           The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

The Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

3.           The Fund will not pledge any of its assets, except as may be necessary in connection with permissible borrowings or investments and then such pledging may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

4.           The section entitled “Investment Considerations” is revised to include the following:

Investment Company Securities and Exchange-Traded Funds

As a non-principal investment strategy, the Fund may invest in registered and unregistered investment companies, including exchange-traded funds (“ETFs”).  The Fund will limit its investment in the securities of other investment companies as required by the 1940 Act.  With certain exceptions, the Fund may not acquire (i) more than 3% of the voting stock of any one investment company, (ii) securities of an investment company with a value in excess of 5% of the Fund’s total assets or (iii) securities of all investment companies with a value in excess of 10% of the Fund’s total assets.  The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the above percentage limitations.

Open-End and Closed-End Investment Companies and ETFs.  The Fund may invest in shares of open-end and closed-end investment companies and money market mutual funds.  In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial instruments).  ETFs are investment companies whose shares are bought and sold on a securities exchange.  An ETF typically holds a portfolio of securities designed to track a particular market segment or index.  The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses.  In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities.  To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the subsection entitled “Foreign Securities” above.

Because ETFs are typically investment companies, owning an ETF generally entails the same risks of owning investment company securities.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV.  Finally, because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting the Fund’s performance.

3

5.           The second paragraph of the section entitled “Disclosure of Portfolio Holdings – Disclosure to Fund Service Providers” is revised and restated in its entirety as shown below:

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s transfer agent, fund accountant and fund administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s independent registered public accountants, Cohen Fund Audit Services, Ltd., the Fund’s legal counsel, Godfrey & Kahn, S.C., and the Fund’s custodian, U.S. Bank, N.A.  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

6.           The section entitled “Disclosure of Portfolio Holdings – Website Disclosure” is revised and restated in its entirety as shown below:

The complete portfolio holdings for the Fund are publicly available approximately 10 business days after the end of each quarter on its website (www.provtrust.com).  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

7.           The section entitled “Directors and Officers of the Fund – Management Information” is revised and restated in its entirety as shown below:

4

As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  Certain important information with respect to each of the current directors and officers of the Fund are as follows (ages are as of August 31, 2012):

INTERESTED DIRECTOR

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas N. Tuttle, Jr.** Age: 46	Interested Director	Indefinite; since August 31, 2012	Vice President, Secretary, Director and Chief Compliance Officer of Provident since December 2010; President of The Private Bank N.A. (2008-2010); Managing Director and Senior Trust Officer, The Private Bank and Trust Company (2004-2008)	1	None
*	The address of each Director is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with Provident.

INDEPENDENT DIRECTORS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John F. Hensler Age: 50	Independent Director and Chairman	Indefinite; since August 31, 2012	Executive Vice President and Chief Financial Officer of The Hawthorne Group (a private investment and management company) since 1987	1	Allin Corporation since 2009
Douglas C. Malmquist Age: 58	Independent Director	Indefinite; since August 31, 2012	President of DCM and Associates (which invests in startup companies) since 2005	1	Research Products Corporation since 1998
Robert H. Manegold Age: 59	Independent Director	Indefinite; since August 31, 2012	Retired; Formerly, executive at Selzer-Ornst Construction Company, Inc. (2003-2004)	1	Selzer-Ornst Construction Company, Inc. since 2004
*	The address of each Director is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

5

PRINCIPAL OFFICERS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Scott Harkness Age: 57	President	Since August 31, 2012, (elected by the Board annually)	Chief Executive Officer of Provident
Michael A. Schelble Age: 46	Treasurer	Since August 31, 2012, (elected by the Board annually)	President of Provident
James R. Daley Age: 34	Secretary and Chief Compliance Officer	Since August 31, 2012, (elected by the Board annually)	Compliance Officer at Provident since March 2012; compliance officer at M&I Investment Management Corp. (2008-2012) ; Assistant Trust Administrator, Marshall & Ilsley Trust Company (July 2007-2008)
*	The address of each Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

8.           The first paragraph of the section entitled “Directors and Officers of the Fund – Board Committees” is revised and restated in its entirety as shown below:

The Board has two standing committees—an audit committee and a nominating committee.  Each committee is comprised solely of the independent directors.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records.  The nominating committee is a new committee responsible for seeking and reviewing candidates for consideration as nominees to serve as directors of the Corporation. The nominating committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Corporation’s secretary.  The committee will meet as often as it deems necessary.

9.           The section entitled “Directors and Officers of the Fund – Qualification of Directors” is revised and restated in its entirety as shown below:

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained through the Director’s business positions and through experience from service as a board member of other organizations. Each Director’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. In addition to the attributes described above, the professional background of each of the Fund’s directors brings a meaningful mix of expertise to the Board as a whole. The Fund believes these experiences make the Directors uniquely qualified to serve on the Board.

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Thomas N. Tuttle, Jr.  Mr. Tuttle is experienced in the development and management of banking and financial products, enabling him to provide management input and investment guidance to the Board. Mr. Tuttle holds a J.D. degree, and has a great depth of expertise with legal, financial, regulatory and investment matters.

John F. Hensler.  Mr. Hensler has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial statements. Mr. Hensler is a certified public accountant and a member of both the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Hensler is also a CFA charterholder and a member of the CFA Institute and the Pittsburgh Society of Financial Analysts. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Douglas C. Malmquist.  As an investor in early-stage companies, Mr. Malmquist has honed his understanding of financial statements and the complex issues that confront businesses, and has experience with a variety of financial, management, regulatory and operational issues.

Robert H. Manegold.  Mr. Manegold has experience as a senior executive of a privately-held company, providing him with broad leadership, organizational and executive level management skills. Mr. Manegold also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part, from his experience as a board member of various non-profit corporations.  From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

10.           The second paragraph of the section entitled “Directors and Officers of the Fund – Board Leadership Structure” is revised and restated in its entirety as shown below:

John F. Hensler, an independent director, is the Chairman of the Board of Directors.  The Board has established a nominating committee comprised solely of the independent directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the independent directors on the nominating committee select and nominate all candidates for independent director positions.

11.           The section entitled “Distributor” is revised and restated in its entirety as shown below:

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Fund.

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12.           The section entitled “Exchange Privilege” is deleted in its entirety.

13.           The section entitled “Independent Registered Public Accounting Firm” is revised and restated in its entirety as shown below:

        Cohen Fund Audit Services, Ltd. 735 North Water Street, Suite 610, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund and is responsible for auditing the financial statements of the Fund.

For further information, please contact the Fund toll-free at 1- 855-739-9950.

* * *

Investors Should Retain This Supplement for Future Reference

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